                                                                    EXHIBIT 10.2


                                   TERM NOTE

$36,500,000                                                 May 3, 1996


                 FOR VALUE RECEIVED, intending to be legally bound hereby, the Undersigned, jointly and severally, promise to pay to the order of UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation, its successors and assigns (the "Holder"), the principal sum of $36.5 MILLION, together with interest on the unpaid balance of the principal of this Note from the date of this Note until this Note is paid in full equal to the amount of (i) in the case that the Closing does not occur on or before June 30, 1996 or on such later date as may be agreed to by the UHS Group and Sellers as the last day upon which the Closing may occur (such later date being hereinafter referred to as the "Termination Date"), interest on the principal balance accrued at the annual rate of nine and one-quarter percent (9.25%) per annum through August 31, 1996 and at eleven percent (11%) per annum from and after September 1, 1996 (computed on the basis of a year of 360 days and actual days elapsed) or (ii) in the case of a Closing on or before June 30, 1996 or the Termination Date, whichever is applicable, EBITDA from the Facilities Assets from and after May 1, 1996, whichever is applicable. The aforesaid interest calculation shall continue to apply whether or not judgment shall be entered on this Note.

                 This Note evidences a portion of the Pre-Closing Loan as defined in that certain Asset Purchase Agreement, dated as of April 19, 1996, among UHS of Pennsylvania, Inc., Universal Health Services, Inc. ("UHS"), UHS of Delaware, Inc. and Wellington Regional Medical Center, Inc. (collectively, the "UHS Group") and First Hospital Corporation ("FHC"), FHC Management Services, Inc. ("FHC-MSI"), Health Services Management, Inc. ("HSMI"), Horsham Clinic, Inc. d/d/a The Horsham Clinic ("Horsham"), Centre Valley Management, Inc. d/b/a The Meadows Psychiatric Center ("Meadows"), Clarion FHC, Inc. d/b/a Clarion Psychiatric Center ("Clarion"), Westcare, Inc. d/b/a Roxbury ("Roxbury"), and First Hospital Corporation of Florida ("FHC-Florida") (collectively, the "Sellers") (the "Purchase Agreement"). Any initial capital term used in this Note and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement.

                 Commencing on July 1, 1996, and continuing on the first day of each successive month thereafter until payment of the principal in full, Undersigned shall pay to Holder monthly in arrears interest as set forth above.

                 This Note shall mature on the date (the "Maturity Date") of the earlier to occur of (i) the Closing Date or (ii) October 31, 1996. On the Maturity Date, this Note shall mature and the entire unpaid principal balance of this Note, together with accrued but unpaid interest amounts shall become immediately due and payable.

                 On the Closing Date, this Note shall be satisfied in full by the consummation of the transactions contemplated by the Purchase Agreement and payment of all interest amounts due under this Note. In the absence of the Closing, this Note shall be satisfied in full by the payment of the entire principal sum hereof together with all interest accrued hereunder.

                 The Undersigned shall have the right to prepay this Note in full or in part without premium or penalty.

                 This Note is issued in consideration for (among other things) and is secured by that certain Stock Pledge Agreement of even date herewith issued by FHC to UHS (the "Stock Pledge") and that certain Interim operating Agreement of even date herewith among UHS and the Undersigned (the "Interim Operating Agreement).

                 All payments of principal and interest shall be made in immediately available funds, in lawful money of the United States of America at such place as the Holder may direct.

                 The unpaid balance of principal, together with accrued but unpaid interest and all other sums, due under this Note shall, at the option of the Holder, without any prior notice, presentment or demand, become immediately due and payable in full if either: (i) payment of principal or interest under this Note is not paid when due, whether by declaration, acceleration or otherwise; (ii) on or before May 20, 1996, the Undersigned fails to deliver to UHS evidence, satisfactory to UHS in its reasonable discretion, that the Facilities Assets and Management Contracts are free and clear of all Liens under that certain Amended and Restated Credit Agreement dated November 21, 1994, as amended by an amendment dated March 29, 1996, with NationsBank of Tennessee, N.A., National Westminster Bank USA, and Signet Bank/Virginia as Lenders and NationsBank of Virginia, N.A. and NationsBank of Tennessee, N.A. as agents for the Lenders (the "Credit Facility"); (iii) on or before May 8,
1996, the Undersigned fails to deliver to UHS evidence, satisfactory to UHS, of payment in full of all amounts due and owing under and with respect to the Credit Facility; (iv) without the Holder's consent, the Undersigned and any of their respective subsidiaries or affiliates, taken as a whole, incur, after the date hereof, Debt (as defined below) that exceeds $20.0 Million in the aggregate; (v) Sellers breach their covenants under Sections 4.1, 4.2 or 4.3




                                       2.

of the Purchase Agreement, which covenants shall survive any termination of the Purchase Agreement, the Stock Pledge or the Interim Operating Agreement; or
(vi) the Undersigned default under that certain $7 million Term Note of even date herewith issued by the Undersigned to UHS (items (i), (ii), (iii), (iv),
(v) and (vi) being a "default" under this Note).

                 For purposes of this Note, "Debt" means: (i) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services, whether such indebtedness or liability is matured or unmatured, liquidated or unliquidated, direct or contingent, and joint or several; (ii) amounts payable with respect to the lease of property that is required by generally accepted accounting principles to be reflected as a liability on the face of the lessee's balance sheet; (iii) obligations under letters of credit;
(iv) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds for investment in any person or entities or otherwise to assure a creditor against loss; (v) obligations secured by any lien on property owned by such person or entity, whether or not the obligations have been assumed; (vi) all liabilities in respect of unfunded vested benefits under any Qualified Plan; and (vii) the present value of amounts payable under any operating leases entered into after the date hereof.

                 No delay by Holder, its successors or assigns in exercising any power or right hereunder, and no partial exercise of such power or right, shall operate in any way as a waiver of any subsequent exercise thereof. Holder, it successors or assigns shall not be liable for or prejudiced by failure to collect or lack of diligence in bringing suit on this Note. This Note shall be governed and construed under the laws of the Commonwealth of Pennsylvania.

                 The Undersigned waives demand, presentment, protest, notice of dishonor, and notice of default and acceleration in connection with the delivery, acceptance, performance, default or enforcement of this Note. If this Note is not paid promptly in accordance with its terms and is placed in the hands of an attorney for collection, the Undersigned agrees to pay, in addition to the unpaid balance hereof, all reasonable costs and expenses of collection, including, without limitation, reasonable attorney's and paralegal's fees.

                 This Note shall bind Undersigned and the successors and assigns of Undersigned and the benefits hereof shall inure to the benefit of Holder, its successors and assigns. All references herein to "Undersigned" shall be deemed to apply to each of the




                                       3.

Undersigned, jointly and severally, and to each of their respective successors and assigns, and all references herein to "Holder" shall be deemed to apply to Holder and its successors and assigns.

                 UNDERSIGNED DOES HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR UNDERSIGNED AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS JUDGMENT OR JUDGMENTS AGAINST UNDERSIGNED IN ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA AT ANY TIME AFTER DEFAULT ON THIS NOTE IN FAVOR OF HOLDER, ITS SUCCESSORS AND ASSIGNS, FOR THE UNPAID PRINCIPAL BALANCE OF THIS NOTE AND ALL INTEREST ACCRUED HEREON, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEYS' FEES FOR COLLECTION OF SUCH SUMS, AND UNDERSIGNED HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS AND WAIVES STAY OF EXECUTION AND STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON EXECUTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE UNDERSIGNED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS HOLDER OR ITS SUCCESSORS AND ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE.

                 Executed by a duly authorized officer of each of the Undersigned on the day and year first above written.



                                    FIRST HOSPITAL CORPORATION



                                    Name: /s/ Ronald I. Dozoretz
                                         -----------------------
                                    Title: President
                                          --------------------

                                    HORSHAM CLINIC, INC. d/b/a
                                    HORSHAM CLINIC


                                    By: /s/ Ronald I. Dozoretz
                                       -----------------------
                                     Title: President
                                          --------------------


                                    CENTRE VALLEY MANAGEMENT, INC.
                                    d/b/a THE MEADOWS PSYCHIATRIC CENTER



                                       4.

                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          ---------------------


                                    CLARION FHC, INC. d/b/a CLARION
                                    PSYCHIATRIC CENTER

                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          --------------------

                                    WESTCARE, INC. d/b/a ROXBURY


                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          ---------------------


                                    FHC MANAGEMENT SERVICES, INC.


                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          ---------------------


                                    HEALTH SERVICES MANAGEMENT,
                                    INC.


                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          ---------------------


                                    FIRST HOSPITAL CORPORATION OF
                                    FLORIDA


                                     By: /s/ Ronald I. Dozoretz
                                       ------------------------
                                     Title: President
                                          ---------------------





                                       5.